UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2015

Business Development Corporation of America

(Exact name of Registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

814-00821	27-2614444
(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (212) 415-6500

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 7, 2015, Business Development Corporation of America (the “Company”), through a wholly-owned, special-purpose, bankruptcy-remote subsidiary, BDCA Helvetica Funding, Ltd. (the “Subsidiary”), entered into a debt financing facility with UBS AG, London Branch (“UBS”), pursuant to which $150,000,000 will be made available to the Company to fund investments in new securities and for other general corporate purposes (the “Facility”). Pricing under the Transaction is based on three-month LIBOR plus a spread of 3.90% per annum for the relevant period.

Pursuant to the Facility, loans in the Company’s portfolio having an aggregate market value of up to $300,000,000 will be sold by it to the Subsidiary (the “Initial Loans”), pursuant to a Master Loan Purchase Agreement, dated as of April 7, 2015, between the Company and the Subsidiary (the “Loan Purchase Agreement”). From time to time, the Company may designate additional loans (each, an “Additional Loan”) to sell to the Subsidiary under the Loan Purchase Agreement upon the execution and delivery of a supplemental conveyance agreement. The purchase price for the Initial Loans will consist of one or a combination of the following: (i) cash, (ii) an increase in the equity value in the Subsidiary and (iii) the Company’s acquisition of the Class A Notes (defined below). The purchase price for Additional Loans will consist of one or a combination of the following: (i) cash in an amount equal to the fair market value of such Additional Loans as mutually agreed upon or (ii) with the consent of the Subsidiary, by means of an increase in the equity value in the Subsidiary held by the Company. All of the equity in the Subsidiary is owned by the Company.

The Initial Loans will secure the obligations of the Subsidiary under Class A Notes (the “Class A Notes”) issued pursuant to an Indenture between the Subsidiary and U.S. Bank National Association, as trustee (“U.S. Bank”), dated as of April 7, 2015 (the “Indenture”). Principal on the Class A Notes will be due and payable on the stated maturity date of April 7, 2015. The Class A Notes will be issued in the amount of up to $300,000,000 and will be purchased by the Company under a Subscription Agreement between the Company and the Subsidiary dated as of April 7, 2015 (the “Subscription Agreement”).

Pursuant to the Indenture, the Subsidiary has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. In addition to customary events of default included in similar transactions, the Indenture contains the following events of default: (a) the failure to make principal payments on the Class A Notes at their stated maturity or redemption date or to make interest payments on the Class A Notes within three business days of when due; (b) an event of default occurs under the Repurchase Agreement (defined below); and (c) the Subsidiary is required to register as an investment company under the Investment Company Act of 1940, as amended (“1940 Act”).

In connection with the Indenture, the Subsidiary, the Company and UBS entered into a letter agreement dated as of April 7, 2015 (the “Liquidation Agent Letter”) appointing UBS as liquidation agent under the Indenture and related agreements in the event of a default by the Subsidiary under the Indenture. Under the Liquidation Agent Letter, the Subsidiary and the Company agree that they shall indemnify UBS and its directors, officers, employees and agents for, and to hold them harmless against, any loss, liability or expense (including reasonable and documented attorney's fees and expenses) arising out of or in connection with the acceptance by UBS of the appointment, the exercise by UBS of its rights, or performance by UBS of its duties as Liquidation Agent, including the costs and expenses of defending themselves (including reasonable and documented attorney’s fees and costs) against any claim or liability in connection with the exercise or performance of any rights or duties of the liquidation agent; provided that no damages claimed thereunder by UBS are the result of acts or omissions constituting bad faith, gross negligence, willful misconduct, fraud or material breach of its obligations under the Liquidation Agent Letter or under the other agreements related to the Facility.

The Company, in turn, has entered into a repurchase transaction with UBS, pursuant to the terms of an TBMA/ISMA Global Master Repurchase Agreement (2000 version), dated as of March 31, 2015, between Seller and Buyer, together with the Annex(es) thereto (the “Repurchase Agreement”). Pursuant to the Repurchase Agreement, UBS will purchase Class A Notes held by the Company for an aggregate purchase price of up to $150,000,000. Pursuant to the Repurchase Agreement, the Company has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. In addition to customary events of default included in similar transactions, the Repurchase Agreement contains the following events of default: (a) the failure to pay the repurchase price upon the applicable payment dates; (b) the failure to post required cash collateral with UBS as discussed above; (c) the occurrence of an act by the Company that constitutes fraud or criminal activity in the performance of its obligations under the Repurchase Agreement, the Equity Contribution Agreement or the Collateral Management Agreement; and (d) the Company or any of its officers or directors (other than any independent or other outside director that is not an employee of the Company) is charged, indicted, convicted or the subject of a civil, administrative or enforcement action by any governmental authority for an offense involving certain violations of federal or state securities laws or federal criminal laws.

In connection with the Class A Notes and the Indenture, the Subsidiary also entered into (i) a Collateral Management Agreement with the Company, as collateral manager, dated as of April 7, 2015 (the “Management Agreement”), pursuant to which the Company will manage the assets of the Subsidiary; (ii) a Collateral Administration Agreement with U.S. Bank, as collateral administrator, and the Company, as collateral manager, dated as of April 7, 2015 (the “Administration Agreement”), pursuant to which U.S. Bank will perform certain administrative services with respect to the assets of the Subsidiary; and (iii) an Account Control Agreement between the Subsidiary and U.S. Bank National Association as trustee and custodian dated as of April 7, 2015 (the “Account Control Agreement”) under which U.S. Bank performs certain duties with respect to the assets of the Subsidiary as custodian, bank and securities intermediary.

The Company, the Subsidiary and U.S. Bank have also entered into an Equity Contribution Agreement, dated as of April 7, 2015 (the “Contribution Agreement”), pursuant to which the Company has agreed to contribute additional capital to the Subsidiary to pay certain administrative expenses associated with the transactions contemplated by the Indenture.

The foregoing descriptions of the Loan Purchase Agreement, the Indenture, the Subscription Agreement, the Class A Notes, the Repurchase Agreement, the Management Agreement, the Administration Agreement, the Account Control Agreement, the Contribution Agreement and the Liquidation Agent Letter, as set forth in this Item 1.01, are summaries only and are each qualified in their entirety by reference to the text of the agreements which are filed as Exhibits 10.1 through 10.9 and are incorporated herein by reference.

Amounts outstanding under the Facility will be considered borrowings of BDCA for purposes of complying with the asset coverage requirements under the 1940 Act applicable to business development companies.

A copy of the press release announcing the Facility is attached as Exhibit 99.1 to this Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Master Loan Purchase Agreement, dated as of April 7, 2015 between BDCA Helvetica Funding, Ltd. and Business Development Corporation of America.

10.2	Indenture, dated as of April 7, 2015, by and between BDCA Helvetica Funding, Ltd. and U.S. Bank National Association as trustee.

10.3	Subscription Agreement, dated as of April 7, 2015, between BDCA Helvetica Funding, Ltd., Business Development Corporation of America.

10.4	Rule 144A Global Class A Notes and Regulation S Global Class A Notes (included in Exhibit A to Exhibit 10.2)

10.5	TBMA/ISMA 2000 Global Master Repurchase Agreement (2000 version), by and between UBS AG, London Branch and Business Development Corporation of America, together with the related Annex and Confirmation thereto, each dated as of March 31, 2015.

10.6	Collateral Management Agreement, dated as of April 7, 2015, between BDCA Helvetica Funding, Ltd. and Business Development Corporation of America.

10.7	Collateral Administration Agreement, dated as of April 7, 2015, between BDCA Helvetica Funding, Ltd., Business Development Corporation of America and U.S. Bank National Association as administrator.

10.8	Account Control Agreement dated as of April 7, 2015 between BDCA Helvetica Funding, Ltd. and U.S. Bank National Association as trustee and custodian.

10.9	Equity Contribution Agreement, dated as of April 7, 2015, between BDCA Helvetica Funding, Ltd., Business Development Corporation of America and U.S. Bank National Association as trustee.

10.10	Liquidation Agent Appointment Letter, dated as of April 7, 2015, between BDCA Helvetica Funding, Ltd., Business Development Corporation of America and UBS AG, London Branch.

99.1	Press Release dated April 7, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Business Development Corporation of America

Date: April 7, 2015	By:	/s/ Peter M. Budko
Peter M. Budko
Chairman and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Master Loan Purchase Agreement, dated as of April 7, 2015 between BDCA Helvetica Funding, Ltd. and Business Development Corporation of America.

10.2	Indenture, dated as of April 7, 2015, by and between BDCA Helvetica Funding, Ltd. and U.S. Bank National Association as trustee.

10.3	Subscription Agreement, dated as of April 7, 2015, between BDCA Helvetica Funding, Ltd., Business Development Corporation of America.

10.4	Rule 144A Global Class A Notes and Regulation S Global Class A Notes (included in Exhibit A to Exhibit 10.2)

10.5	TBMA/ISMA 2000 Global Master Repurchase Agreement (2000 version), by and between UBS AG, London Branch and Business Development Corporation of America, together with the related Annex and Confirmation thereto, each dated as of March 31, 2015.

10.6	Collateral Management Agreement, dated as of April 7, 2015, between BDCA Helvetica Funding, Ltd. and Business Development Corporation of America.

10.7	Collateral Administration Agreement, dated as of April 7, 2015, between BDCA Helvetica Funding, Ltd., Business Development Corporation of America and U.S. Bank National Association as administrator.

10.8	Account Control Agreement dated as of April 7, 2015 between BDCA Helvetica Funding, Ltd. and U.S. Bank National Association as trustee and custodian.

10.9	Equity Contribution Agreement, dated as of April 7, 2015, between BDCA Helvetica Funding, Ltd., Business Development Corporation of America and U.S. Bank National Association as trustee.

10.10	Liquidation Agent Appointment Letter, dated as of April 7, 2015, between BDCA Helvetica Funding, Ltd., Business Development Corporation of America and UBS AG, London Branch.

99.1	Press Release dated April 7, 2015.